UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 14, 2002

INTERNAP NETWORK SERVICES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27265	91-214721
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Union Street, Suite 1000
Seattle, Washington 98101
(Address of principal executive offices)

Registrant’s telephone number:
(206) 441-8800

ITEM 9.    REGULATION FD DISCLOSURE

On August 14, 2002, Internap Network Services Corporation (the “Company”) filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). Accompanying the Form 10-Q submission as correspondence were the certifications of Gregory A. Peters, the President and Chief Executive Officer of the Company, and John M. Scanlon, Chief Financial Officer of the Company, pursuant to, and in the form required by, 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002.

The information contained in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION

By:	/s/ JOHN M. SCANLON
John M. Scanlon Chief Financial Officer, Vice President of Finance and Administration, Secretary and Treasurer
Date:  August 14, 2002